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                                                                   Exhibit 10.99

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), effective as of June 18, 2003, by and among GOODY'S FAMILY CLOTHING, INC. and the other borrowers listed on the signature pages hereto (the "Borrowers"), the financial institutions party to the Loan Agreement (as hereinafter defined) from time to time (collectively, the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, as Lender and agent (the "Agent").

                                    RECITALS:

         WHEREAS, the Borrowers, the Lenders and the Agent are party to that certain Loan and Security Agreement, dated as of May 31, 2001, as amended by that certain First Amendment to Loan and Security Agreement, dated as of August 29, 2001 (collectively, the "Loan Agreement"; capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Loan Agreement), pursuant to which the Lenders have extended a revolving credit loan facility to the Borrowers in the principal amount of $130,000,000, secured by the Collateral;

         WHEREAS, subject to the terms and conditions set forth herein, the Borrowers, the Lenders desire to amend the Loan Agreement as herein provided.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "the Agreement" and each other similar reference contained in the Loan Agreement shall from and after the effective date hereof refer to the Loan Agreement as amended hereby.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:


                  (a) SECTION 1 of the Loan Agreement, Definitions, is hereby amended to add the following definitions in appropriate alphabetical order:

                           "Consolidated Net Income" means, for any applicable
                  period, the net income or loss of the Borrowers and their consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                           "First Amendment" means the First Amendment to Loan
                  and Security Agreement, effective as of August 29, 2001, by and among Borrowers, Agent, and Lenders.
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                           "Second Amendment" means the Second Amendment to Loan
                  and Security Agreement, effective as of June 18, 2002, by and among Borrowers, Agent, and Lenders.

                  (b) SECTION 11.6 of the Loan Agreement, Restricted Distributions and Payments, is hereby amended to delete the words "and
         (c)" after clause (b) therein and insert in lieu thereof the following:

                           ", (c) so long as no Event of Default exists or would
                  occur therefrom, cash dividends on the Common Stock for any Fiscal Year during the remaining term hereof in an amount equal to (i) $3,500,000, but not to exceed $10,000,000 in the aggregate during the remaining term hereof plus (ii) fifty percent (50%) of the Borrowers Consolidated Net Income for the immediately preceding Fiscal Year; and (d)"

                  (c) SECTION 15.1(B) of the Loan Agreement, Address for Notices, is hereby amended to delete the contact information for the Agent and to insert in lieu thereof the following new contact information for the Agent:

                           If to the Agent: The CIT Group/Business Credit, Inc.
                                            1211 Avenue of the Americas
                                            New York, New York 10036
                                            Attn: Steven Schuit, Vice President
                                            Facsimile No.: (212)536-9379
                                            Phone:   (212)536-1281

                  (d) SECTION 15.1(C) of the Loan Agreement, Agent's Office, is hereby amended to delete the address therein and to insert in lieu thereof the address "1211 Avenue of the Americas, New York, New York 10036".

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

                  (a) As of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the other Loan Documents;

                  (b) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period);

                  (c) no action, proceeding, investigation, regulation or legislation has been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain damages in respect of, or which is related

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         to or arises out of the Loan Agreement or the consummation of any of the other transactions contemplated hereby or which, in the Agents' reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment;

                  (d) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment; and

                  (e) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

                  (f) Each of the Borrowers does hereby reaffirm, and hereby agree to strictly comply with, each of the terms, conditions, agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if each Borrower were making said terms, conditions, agreements, covenants and undertakings on the date hereof, except with respect to such terms, conditions, agreements, covenants and undertaking which, by their express terms, are applicable only to any earlier date.

         4. EFFECT OF THIS AGREEMENT. Except as expressly amended hereby, the Loan Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Lenders and the Agent, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or in law). The agreement of the Agent and the Lenders to consent to and to amend the specific matters herein addressed does not and shall not create (nor shall the Loan Parties rely upon the existence of or claim or assert that there exists) any obligation of the Agent or the Lenders to consider or agree to any further consents or amendments and, in the event that the Agent or the Lenders subsequently agree to consider any further consent or amendment, neither this Amendment nor any other conduct of the Agent or the Lenders shall be of any force or effect on their consideration or decision with respect to any such requested consent or amendment, and neither the Agent nor the Lenders shall have any obligation whatsoever to consider or agree to further consents or amendments.

         5. RELEASE. As a material inducement to Agent and Lenders to enter into this Agreement and to continue to make Revolving Credit Loans under the Revolving Credit Facility all in accordance with and subject to the terms and conditions of this Agreement and the Loan Agreement, and all of which are to the direct advantage and benefit of each Borrower, each of the Borrowers, for itself and its respective successors and assigns, (a) do hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of Agent and each Lender (collectively the "Discharged Parties" and each a "Discharged Party"), from, other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction, any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities,


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obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control which any Borrower now has or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior the date of this Agreement arising out of, in connection with or relating to (i) the Secured Obligations, including, but not limited to, the administration or funding thereof, (ii) any of the Loan Documents or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between any Borrower and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and
(b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing matters, claims or causes of action (other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction), provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Agreement with respect to acts, occurrences or events after the date of this Agreement.

         6. EXPENSES. The Borrowers agree to pay upon execution of this Amendment all reasonable costs and expenses of the Lenders and Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other documents, instruments and agreements entered into in connection herewith and in connection with any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Lenders and Agent. The Borrowers authorize and direct the Agent, for the benefit of the Agent and the Lenders, to charge the Expenses to the Borrowers' loan account by increasing the principal amount of the Revolving Credit Loans by the amount of the Expenses.

         7. MISCELLANEOUS. Each of the Borrowers agrees to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreement and consent herein contained. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia, but without giving effect to principles of conflicts of laws thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Loan and Security Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

                                  BORROWERS:

                                  GOODY'S FAMILY CLOTHING, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  SYDOOG, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  TREBOR OF TN, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GOFAMCLO, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GFCFS, LLC

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

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                                  GOODY'S MS, L.P.

                                  BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GOODY'S IN, L.P.

                                  BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GFCTX, L.P.

                                  BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GFCTN, L.P.

                                  BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


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                                  GFCGA, L.P.

                                  BY: TREBOR OF TN, INC., ITS GENERAL PARTNER


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  AGENT:

                                  THE CIT GROUP/BUSINESS CREDIT, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  CO-AGENT:

                                  GMAC COMMERCIAL CREDIT LLC

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  LENDERS:

                                  THE CIT GROUP/BUSINESS CREDIT, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  GMAC COMMERCIAL CREDIT LLC

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

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                                  AMSOUTH BANK

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  ORIX FINANCIAL SERVICES, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

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